ADVANCES RECEIVABLE AND PREPAID EXPENSES	12 Months Ended
Dec. 31, 2024
Trade and other receivables [Abstract]
ADVANCES RECEIVABLE AND PREPAID EXPENSES [Text Block]

5. Advances receivable and prepaid expenses

	December 31, 2024	December 31, 2023
Supplier prepayments and deposits	321,158	103,390
Accounts receivable	510,502	41,392
Loan to KGL and accrued interest	69,530	65,897
Other receivables and employee advances	290,220	172,633
Harmonized Sales Tax receivable	22,134	25,417
Allowance for bad debt	(69,530)	-
	$1,144,014	$408,729

Accounts receivable of $500,000 are in relation to the balance of payments resulting from the sale of the Company's Makapela property (See note 7).

In connection with the September 2019 acquisition of Loncor Kilo Inc. (see Note 1), the Company provided to KGL Resources Ltd. an unsecured loan in the principal amount of $49,146 (Cdn$65,000) bearing interest of 8% per annum and repayable on demand. For the year ended December 31, 2024, the interest accrued on the loan was $20,384 (December 31, 2023 - $16,750). As at December 31, 2024 an allowance for doubtful accounts of $69,530 was recorded (December 31, 2023 - $nil), as a result of uncertainties surrounding the recoverability of this loan (see also Note 20 regarding subsequent events - this amount in included in the debt settlement agreement entered into between Loncor and KGL Resources Ltd.)

Other receivables include advances to a third party for an amount of $264,623, backed by a general security agreement. Other receivables and employee advances of $19,536 are non-interest bearing, unsecured and due on demand (December 31, 2023 - $43,939).

For the year ended December 31, 2024 the Company recorded $22,134 (December 31, 2023 - $25,417) of Harmonized Sales Tax receivable.